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                               AMENDMENT TO LEASE


         This AMENDMENT TO LEASE (this "Amendment") is dated as of this _____ day of October, 2000 by and between INHALE 201 INDUSTRIAL ROAD, L.P., a California limited partnership ("LANDLORD") and INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("TENANT").

                                    RECITALS

         A. Landlord and Tenant entered into a Build-to-Suit Lease dated September ___, 2000 (the "Lease"), for certain premises (the "Premises") with a street address of 201 Industrial Road, San Carlos, California, and more particularly described in the Lease;

         B. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. SECOND OPTION TERM. Section 2.6 of the Lease is hereby amended to provide that the second option term shall be for an eight (8) year period.

         2. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

         3. MISCELLANEOUS.

                  (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

                  (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

                  (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

                  (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:                INHALE 201 INDUSTRIAL ROAD, L.P.

                         By: SciMed Prop III, Inc., a California corporation, its General Partner

                            By:
                               ----------------------------------------
                               Alan D. Gold
                               President


                            By:
                               ----------------------------------------
                               Gary A. Kreitzer
                               Executive Vice President


TENANT:                  INHALE THERAPEUTIC SYSTEMS INC.,
                         a Delaware corporation


                            By:
                               ----------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
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                            By:
                               ----------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------